I. ASSIGNMENT AND ASSUMPTION AGREEMENT



            THIS AGREEMENT made as of the 1st day of October, 1996

B E T W E E N:

                        DR. PANKAJ MODI, an individual residing in the City of Hamilton, in the Province of Ontario,

                        (hereinafter called the "Assignor")

                                                      OF THE FIRST PART

                                    - and -

                        GENEREX PHARMACEUTICALS, INC., a corporation
                        Incorporated under the laws of the Province of Ontario

                        (hereinafter called the "Assignee")

                                                      OF THE SECOND PART



            WHEREAS the Assignee and the Assignor entered into a Consulting Agreement dated as of the 1st day of October, 1996 (the "Agreement") pertaining to the provision of consulting services by the Assignor to the Assignee regarding certain technologies relating to the Business (as defined in the Agreement attached hereto as Schedule "A");

            AND WHEREAS the Assignor has agreed to assign to the Assignee and the Assignee has agreed to assume the benefits, advantages and obligations arising under the drug delivery systems, controlled release drug delivery systems and technology patents referred to in Schedule "B" hereto (collectively, the "Technologies");

            AND WHEREAS terms with initial capital letters used in the Agreement and not conventionally capitalized shall have the same meaning in this agreement unless the context herein indicated otherwise;

            NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of other good and valuable consideration and the sum of TWO ($2.00) DOLLARS (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1. The Assignor hereby assigns, transfers and sets over to the Assignee all of his respective rights, titles and interests in the Technologies and in and to all warranties, guarantees and similar rights which the Assignor may have in relation to the Technologies together with all benefits, advantages and obligations to be derived therefrom.

2. The Assignor covenants and agrees with the Assignee that he has (subject to the prior consent, where required, of other parties) full right to assign and has done no act to inhibit his right or authority to assign his interest in the Technologies.

3. To the extent that any Technology is not assignable without the consent of another party or parties, this agreement shall not constitute a grant, transfer or assignment of, or an attempt to grant, transfer or assign, any such Technology, if such would constitute a breach of contract or regulation and the Assignor shall be deemed to hold, as bare trustee, such Technology and the Assignor's right, title and interest in and to all warranties, guarantees and similar rights which the Assignor may have in relation to such Technologies together with all benefits, advantages and obligations to be derived therefrom in trust for the Assignee until such consent is obtained. This Paragraph 3 shall apply notwithstanding any other provision of this agreement to the contrary.

4. If any requisite consent cannot be obtained, the Assignor and the Assignee shall cooperate with each other in any mutually satisfactory arrangement which will provide the Assignee with the benefit of any Technology not so assigned and will ensure that the liabilities and obligations thereunder are ultimately the responsibility of the Assignee. The Assignor acknowledges that it shall not have discretion to deal with any such Technology not so assigned, except as may be authorized by the Assignee. The Assignor agrees that, upon written direction of the Assignee, it will execute all documents and do all acts and things reasonably required by the Assignee in respect of any Technology not so assigned. The Assignee agrees to indemnify and save the Assignor harmless from and against all claims, charges, encumbrances, obligations, responsibilities, acts or omissions pertaining to any such Technology not so assigned throughout the period from and after the date hereof during which any interest in the Technologies are held by the Assignor as bare trustee, including without limiting the generality of the foregoing, all demands and liability for payment.

5. The Assignor will from time to time, at the request of the Assignee, do and perform every act and execute such further assurances and other documents necessary to give full effect to this agreement.

6. This agreement shall extend to and be binding upon and enure to the benefit of the respective successors and assigns of the parties hereto.

7. This agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario.


            IN WITNESS WHEREOF the parties hereto have executed this assignment as of the date first written above.




                                 /s/ Pankaj Modi
                               --------------------------------
                               DR. PANKAJ MODI





                              GENEREX PHARMACEUTICALS INC.


                                 /s/ Anna Gluskin
                              --------------------------------
                              By: Anna Gluskin, President

-------------------------------------------------------------------------------------------------------------------------
I.    DRUG DELIVERY SYSTEM

                                                Description          Patent Application #      Patent #      Date
-------------------------------------------------------------------------------------------------------------------------
     1   ORAL AND INTRANASAL DRUG DELIVERY  Insulin delivery           US 08/442358 issued    US# 5 653 987* Aug 5/97 *
         *LIQUID FORMULATION FOR PROTEINIC  systems: applicable to     PCT CA 96/00305*       *              July 18/97 *
         PHARMACEUTICALS                    peptides and proteins      EP PCT 96913411.3*                    *May 16/96
-------------------------------------------------------------------------------------------------------------------------
     2   BIODEGRADABLE POLYMER              Drug vaccines and          US 08/197754 issued    US# 5 569 468  Oct 29/96
         MICROSPHERES DRUG DELIVERY         hormones delivery          EP 95/908842.8 *                      Feb 14/95 *
                                                                       JP 52/1481/95 *                       Feb 14/95 *
                                                                       CA 2 180 424 *                        Feb 14/95 *
-------------------------------------------------------------------------------------------------------------------------
     3                                      Controlled release of      US 08/197756 issued    US# 5 417 982  May 23/95
                                            drugs and hormones
-------------------------------------------------------------------------------------------------------------------------
     4   LIPOSOMES DRUG DELIVERY            For vaccines, drugs,       US 08/680826 *                        July 16/96 *
                                            hormones, peptides and     CA 2 181 390 *                        July 17/96 *
                                            cosmetic delivery
-------------------------------------------------------------------------------------------------------------------------
     5   TRANSDERMAL DRUG DELIVERY          For proteins, peptides,    Abstract*
                                            hormones and small
                                            molecules
-------------------------------------------------------------------------------------------------------------------------
     6   Oral Delivery                                                 Abstract*
-------------------------------------------------------------------------------------------------------------------------
II   I.    CONTROLLED RELEASE DRUG DELIVERY SYSTEMS

-------------------------------------------------------------------------------------------------------------------------
     7   CAPSULES CONTROLLED RELEASE DRUG   Controlled release         US 08/749057 *                        Nov 14/96 *
         DELIVERY SYSTEMS                   capsules
-------------------------------------------------------------------------------------------------------------------------
     8   TABLETS CONTROLLED RELEASE DRUG    Controlled release         US 08/680825 *                        July 16/96 *
         DELIVERY SYSTEMS                   tabeletted medicines       CA 2 181 391 *                        July 17/96 *
-------------------------------------------------------------------------------------------------------------------------
     9   LIQUID SUSPENSION CONTROLED        Controlled release oral    US#         *                         *
         RELEASE DRUG DELIVERY SYSTEMS      liquid suspension          CAN#        *                         *
                                            pharmaceutical formulation
-------------------------------------------------------------------------------------------------------------------------
     10  SPORT DRINK CONTROLLED RELEASE     Controlled release oral    US#         *                         *
         DRUG DELIVERY SYSTEMS              liquid suspension          60/002124                             Aug 10/95
                                            pharmaceutical formulation
-------------------------------------------------------------------------------------------------------------------------
III  I.    TECHNOLOGY PATENTS
-------------------------------------------------------------------------------------------------------------------------
     11  DNA TECHNOLOGY                     Insulin preparation        Abstract *
                                            using recombinant
                                            DNA technology
-------------------------------------------------------------------------------------------------------------------------
     12  MYOCARDIAL INFRACTION -            One step Diagnostic kit    Abstract *
         DIAGNOSTIC KIT                     for early detection of
                                            Myocardial Injury
-------------------------------------------------------------------------------------------------------------------------